Exhibit 10.8

SETTLEMENT AGREEMENT

This Settlement Agreement and Release (the “Agreement”) is by and between xxxxxxxxx (“xxxxxxxxxa”), on the one hand, and AdCare Health Systems, Inc.; Regional Health Properties, Inc.; AdCare Administrative Services, LLC; Woodland Hills HC Nursing, LLC; Woodland Hills HC Property Holdings, LLC; AdCare Operations, LLC; APH&R Nursing LLC d/b/a Cumberland Health and Rehabilitation Center; APH&R Property Holdings, LLC; Little Rock HC&R Nursing LLC d/b/a West Markham Sub Acute and Rehabilitation Center; Little Rock HC&R Property Holdings, LLC; Northridge HC&R Nursing, LLC d/b/a Northridge Healthcare and Rehabilitation; Northridge HC&R Property Holdings, LLC; Coosa Nursing ADK, LLC; xxxxxxxxxxx  and AdCare are collectively referred to herein as the “Parties” and each individually as a “Party.”

RECITALS

WHEREAS, xxxxxxx issued Long Term Care Commercial Liability Policy No. PLC-xxxxxx, effective February 1, 2014 through May 1, 2015 (the “Primary Policy”) and Long Term Care Umbrella Policy No. UMB-xxxxxxx, effective February 1, 2014 through May 1,2015 (the “Umbrella Policy,” and together with the Primary Policy, the “Policies”) to AdCare Health Systems, Inc.;

WHEREAS, xxxxxxx paid the Policies' combined total limits of liability of xxxxxxx in settlement of various underlying lawsuits brought against AdCare for which the Policies afforded coverage;

WHEREAS, on May 27,2016, xxxxxxxx filed a complaint against AdCare Health Systems, Inc.; AdCare Administrative Services, LLC; Woodland Hills HC Nursing, LLC; Woodland Hills HC Property Holdings, LLC; AdCare Operations, LLC; Coosa Nursing ADK, LLC; xxxxxxxxxxxxxx xxxxxxxx (the “AdCare Defendants”) in a lawsuit captioned xxxxxxxxxx. v. AdCare Health Systems, Inc., et al., No. 4:16-cv-295-JLH (E.D. Ark.), seeking determinations that (1) xxxxxx properly exhausted the Policies' limits of liability in settling various underlying suits; (2) by virtue of such exhaustion, xxxxxxxxxxxa has no further obligations to defend or indemnify AdCare or any other Insured under the Policies; and (3) AdCare is obligated to reimburse Columbia for any amounts advanced by xxxxxxx for defense expenses after exhaustion of the Policies (the “Coverage Litigation”);

WHEREAS, on July 7, 2017, the AdCare Defendants filed an Answer and Counterclaim in the Coverage Litigation, asserting: (1) xxxxxxx wrongfully exhausted the Policies' limits of liability in order to avoid its obligation to pay defense costs and (2) because of the alleged wrongful exhaustion, xxxxxxx is not entitled to the relief it seeks in the Coverage Litigation, and (3) several causes of action, including but not limited to, breach of contract; breach of fiduciary duty; declaratory relief; and bad faith claims (the “Counterclaim”);

WHEREAS, AdCare has sought coverage under the Policies for the following lawsuits filed against one or more of the AdCare Defendants in the Circuit Court for Pulaski County, Arkansas (collectively, the “Underlying Lawsuits”):

•Alma Ross v. AdCare Health Systems, Inc., et al., No. 60CV-16-1907;

•Wilalice Adams v. AdCare Operations, et al., LLC, No. 60CV-16-2768;

•Jeffrey Childress v. AdCare Health Systems, Inc., et al., No. 60CV-16-3239;

•Alexis Clark v. AdCare Health Systems, Inc., et al., No. 60CV-16-3089;

•Robert Lee Currie v. AdCare Health Systems, Inc., et al., No. 60CV-16-3287;

•Gloria Hankins v. AdCare Health Systems, Inc., et al., No. 60CV-16-3394;

•Elmoryo Livingston v. AdCare Health Systems, Inc., et al., 60CV-16-3393;

•Gloria Patillo v. AdCare Health Systems, Inc., et al., No. 60CV-16-3460;

•Gregory Rice v. AdCare Health Systems, Inc., et al., No. 60CV-16-3508;

•Sandy Mitchell v. AdCare Health Systems, Inc., et al., No. 60CV-16-5572;

•Jacquelyn Jones v. AdCare Health Systems, Inc., et al., No. 60CV-16-5586;

•Elizabeth Holmes v. AdCare Health Systems, Inc., et al., No. 60CV-16-5577;

•Vickie Heithkamper v. AdCare Health Systems, Inc., et al., No. 60CV-16-5385;

•Albert Lee Funches v. AdCare Health Systems, Inc., et al., No. 60CV-16-5288;

•Clinton Smith v. AdCare Health Systems, Inc., et al., No. 60CV-16-5296;

•Tommie Ready v. AdCare Health Systems, Inc., et al., No. 60CV-16-5604;

•John Clowney v. AdCare Health Systems, Inc., et al., No. 60CV-16-5653;

•William Dust v. AdCare Health Systems, Inc., et al., No. 60CV-16-6671;

•Cecelia Morse v. AdCare Health Systems, Inc., et al., No. 60CV-17-65;

•Chris Bradshaw v. AdCare Health Systems, Inc., et al., No. 60CV-17-15;

•Pamela Frazier v. AdCare Health Systems, Inc., et al., No. 60CV-16-7069;

•Cathy Talbert v. AdCare Health Systems, Inc., et al., No. 60CV-16-6428;

•Betty Key v. AdCare Health Systems, Inc., et al., No. 60CV-17-173;

•Judy Harris v. AdCare Health Systems, Inc., et al., No. 60CV-16-7066; and

•Vakeisa Johnson v. AdCare Health Systems, Inc., et al., No. 60CV-17-1660.

WHEREAS, AdCare has also sought coverage under the Policies for the lawsuit captioned Ward, Legal Guardian Conservator of Laphesia Smith v. Coosa Nursing ADK LLC d/b/a Coosa Valley Health Care, Case No. CV-2014-900321.00 (Ala. Cir. Ct.) (the “Smith Action”), which has since been dismissed with prejudice;

WHEREAS, xxxxxx agreed to advance a portion of the defense expenses incurred by AdCare in connection with certain of the Underlying Lawsuits and the Smith Action pursuant to a complete reservation of rights, including the right to recoup any defense expenses advanced for the Underlying Lawsuits;

WHEREAS, the Parties participated in two mediations of the Coverage Litigation before Ralph Levy, Esq. of JAMS, in Atlanta, Georgia on November 2, 2016, and May 4, 2017, after which the mediator made a mediator's proposal for xxxxxxxxxa to pay $2.85 million to resolve the Parties' disputes and the Coverage Litigation;

WHEREAS, AdCare has agreed to pay $5.2 million to resolve all of the Underlying Lawsuits in exchange for a complete release and dismissal of the Underlying Lawsuits with prejudice (the “Settlement”);

WHEREAS, the Parties now desire to resolve all claims and issues between them related to the Policies, the Underlying Lawsuits, the Smith Action, the Settlement, and the Coverage Litigation, including the Counterclaim;

NOW THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Recitals. The recitals above are incorporated herein and by this reference made a part of this Agreement.

2. Settlement Payment.

(a) Within seven days after the Effective Date, xxxxxx will pay the sum of two million eight hundred and fifty thousand dollars and zero cents ($2,850,000.00) by check made payable to “Law Office of Travis Berry Trust Account” to be delivered to Travis Berry & Associates PLLC, 901 Main Street, Arkadelphia, AR 71923.

(b) The “Effective Date” means the date on which the last of all of the following have occurred:

(i)	receipt by xxxxxxx of fully executed mediation agreements for each of the Underlying Lawsuits in a form acceptable to xxxxxxxxxa;
(ii)	receipt by xxxxxxx of a fully executed version of this Agreement; and
(iii)	receipt by xxxxxxxx of a W-9 for “Law Office of Travis Berry & Associates PLLC Trust Account.”

(c) If the Effective Date does not occur by May 1, 2018, this Agreement shall be considered null, void, and of no effect, and the Parties shall be returned to the status quo ante as of the date of this Agreement (except for this Paragraph 2(c) and 11, which shall survive).

3. Exhaustion. The Parties agree that xxxxxx has exhausted the Policies' respective limits of liability and has no further obligations under the Policies. AdCare shall not tender any other claim or matter to xxxxxxx, provide notice to xxxxxxx under the Policies of any claim or circumstances which may subsequently give rise to a claim, or seek coverage for any other claim or matter under the Policies. The Parties agree that, except as provided in this Agreement, the Policies shall not provide any coverage or respond in any manner to the Underlying Lawsuits, the Smith Action, or any other claim, matter, or allegation that has been made or may be made in the future against AdCare or any other party who is an Insured as defined by the Policies.

4.AdCare Releases. Except for the promises and obligations set forth in this Agreement, AdCare hereby releases and discharges xxxxxxxx and its respective past, present and future predecessors, successors, parents, subsidiaries, affiliates, assigns, representatives, directors, officers, employees, shareholders, partners, principals, agents, attorneys, spouses, insurers and reinsurers, and any person acting on its behalf, and the predecessors, successors and assigns of same

(“xxxxxxx Related Parties”), from any and all past, present and future claims, demands, obligations, and/or causes of action of any kind, type or nature whatsoever, whether known or unknown, whether suspected or unsuspected, whether concealed or not concealed, whether fixed or contingent, whether asserted or unasserted, whether matured or unmatured, and whether direct or consequential arising out of, related to, based upon, by reason of, or in any way involving the Policies; any claim or lawsuit tendered under the Policies, including any and all claims based upon, arising out of, related to, by reason of, or in any way involving the Underlying Lawsuits or the Settlement; the Smith Action; or the Coverage Litigation, including the Counterclaim (collectively, the “AdCare Released Matters”), as well as any claim for misrepresentation, fraud, indemnity, contribution, breach of contract, breach of duty, negligence, “bad faith,” violation of statute or regulation, unfair or improper claims handling, or damages of any kind whatsoever arising out of or relating to the AdCare Released Matters or any right to recoup any amount paid by any Party toward the defense of the Underlying Lawsuits or the Smith Action.

5. xxxxx  Releases. Except for the promises and obligations set forth in this Agreement, xxxxxx hereby releases and discharges AdCare and its respective past, present and future predecessors, successors, parents, subsidiaries, affiliates, assigns, representatives, directors, officers, employees, shareholders, partners, principals, agents, attorneys, spouses, insurers and reinsurers, and any person acting on its, his, or her behalf, and the predecessors, successors and assigns of same (the “AdCare Related Parties”), from any and all past, present and future claims, demands, obligations, and/or causes of action of any kind, type or nature whatsoever, whether known or unknown, whether suspected or unsuspected, whether concealed or not concealed, whether fixed or contingent, whether asserted or unasse1ied, whether matured or unmatured, and whether direct or consequential arising out of, related to, based upon, by reason of, or in any way involving the Policies; any claim or lawsuit tendered under the Policies, including any and all claims based upon, arising out of, related to, by reason of, or in any way involving the Underlying Lawsuits or the Settlement; the Smith Action; or the Coverage Litigation, including the Counterclaim (collectively, the “xxxxxx Released Matters”), as well as any claim for misrepresentation, fraud, indemnity, contribution, breach of contract, breach of duty, negligence, “bad faith,” violation of statute or regulation, unfair or improper claims handling, or damages of any kind whatsoever arising out of or relating to the Columbia Released Matters or any right to recoup any amount paid by any Party toward the defense of the Underlying Lawsuits or the Smith Action.

6. Dismissal of the Coverage Litigation. Within seven days after the Effective Date, xxxxxx and the AdCare Defendants will dismiss the Coverage Litigation, including the Counterclaim, with prejudice, with each Party to bear its own fees and costs.

7. Waiver of Unknown Claims. In exchange for this Agreement, it is the intention of the Parties in executing this Agreement that this instrument shall be effective as a full and final accord and satisfaction and a general release of each and every Released Matter except as specifically set forth by the terms of this Agreement. In furtherance of this intention, the Parties, for themselves and their respective Related Parties, expressly waive any and all rights that might be claimed by reason of fraudulent inducement and any and all rights under Section 1542 of the California Civil Code with respect to the AdCare Released Matters and the xxxxxxxx Released Matters, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties acknowledge and agree that this waiver is an essential and material term of this Agreement and without such waiver the Agreement would not have been entered into.

8.Denial of Liability/No Admission. This Agreement is entered into for the sole purpose of resolving and compromising disputed claims, and nothing contained in this Agreement is to be construed as an admission by any Party. By executing this Agreement, the Parties are not admitting the nature, amount, or cause of damages claimed, if any. Further, any and all liability for wrongful or improper conduct is hereby expressly denied by all Parties.

9. Representations and Warranties.

(a) Each Party represents and warrants that it, he, or she has neither sold, assigned, pledged nor otherwise transferred any interest in the claims, demands, actions, or causes of action that are the subject of this Agreement.

(b) Regional Health Properties, Inc. (“RHP”) represents that, if it (or any entity comprising RHP) becomes a debtor or debtor-in-possession in a bankruptcy proceeding, a bankruptcy court would not find this Agreement or any of the transactions contemplated hereby or consummated in accordance herewith to be an avoidable fraudulent transfer under Sections 548(a)(1)(B) or 544 of Title 11 of the United States Code (the “Bankruptcy Code”). RHP also represents that in the event RHP (or any entity comprising RHP) is not a debtor under the Bankruptcy Code, a federal or state court of competent jurisdiction would not find this Agreement or any of the transactions contemplated hereby or consummated in accordance herewith to be avoidable under the Georgia Uniform Voidable Transactions Act, O.C.G.A. sections 18-2-70, et seq.

(c) Each entity comprising RHP represents and warrants that, neither this Agreement nor the transactions contemplated hereby or consummated in accordance herewith, are made with any actual intent to hinder, delay or defraud any creditor of RHP, or are made with any intent to defraud or deceive any person.

(d) RHP represents and warrants that the consideration received under this Agreement constitutes reasonably equivalent value in exchange for (i) any rights or claims that RHP has or may have under the Policies relating to the Underlying Lawsuits, and (ii) any other consideration exchanged by RHP hereunder.

(e) RHP represents and warrants that, as of the date of this Agreement, (i) RHP is not Insolvent, and (ii) the consummation of the transactions contemplated by this Agreement will not render RHP Insolvent. For the purposes of this Section 7(e), “Insolvent” shall have the meaning provided in Section 101(32) of the Bankruptcy Code.

(f) RHP represents and warrants that, as of the date of this Agreement, (i) RHP is not engaged in any business or transaction, or about to engage in any business or transaction, for which its remaining property was unreasonably small capital; (ii) RHP does not intend to incur, and does not believe it will incur, debts beyond its ability to pay as they mature; and (iii) RHP has not entered into this Agreement, or the transactions contemplated hereby or consummated in accordance herewith, for the benefit of an Insider, under an employment contract and not in the ordinary course of RHP's business. For the purposes of this Section 7(f), “Insider” shall have the meaning provided in Section 101(31) of the Bankruptcy Code.

(g) The List of Liabilities attached hereto as Exhibit A is true and correct as of November 30, 2017 and represents and accurate and comprehensive statement of liabilities of RHP as of such date, prepared in accordance with Generally Accepted Accounting Principles. This Section 7(g) is certified as true and correct by Brent Morrison, who is the duly appointed interim chief executive officer of Regional Health Properties, Inc.

(h) Each Party represents and warrants that the undersigned signature and execution of this Agreement is made and undertaken by an individual authorized to execute this Agreement.

(i) Each Party represents and warrants that this Agreement is made and executed by each Party of such Party's own free will and in accordance with such Party's own judgment and upon advice of counsel. No Party has been influenced, coerced, or induced to make this compromise and settlement by any improper action by any other Party or its counsel.

(j)Each Party represents and warrants that this Agreement was negotiated and drafted with input from all of the Parties and their counsel.

10.Integration. This Agreement supersedes all prior or contemporaneous agreements, understandings, representations, warranties, negotiations and discussions, whether oral or written, of the Parties or their agents and representatives, except as specifically set forth herein. Each Party acknowledges and agrees that it has not relied on any representations made by any other Party (or its agents or representatives) in deciding to enter into this Agreement, except as expressly provided by this Agreement. No supplements, modifications, waiver, or terminations of this Agreement shall be binding unless executed in writing by the Parties to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision herein (whether or not similar), and no such waiver shall constitute a continuing waiver unless expressly provided.

11.Confidentiality. The Parties shall keep the facts and terms of this settlement strictly confidential and will not disclose such information to any third party except: (a) as necessary to seek the dismissal of the Coverage Litigation, including the Counterclaim; (b) as required by law or court order; (c) as necessary to enforce this Agreement; (d) as reasonably necessary to enforce any Party's rights against any other person or entity; (e) as necessary and in confidence to their respective legal counsel, officers, directors, employees, auditors, regulators, insurers, reinsurers or financial and tax advisors; or (f) as specifically consented to by all other Parties in writing.

12.Interpretation. As the Parties acknowledge and agree that each has been given the opportunity independently to review this Agreement with legal counsel and agree to the particular language of the provisions, this Agreement shall not be interpreted by rules of construction providing for interpretation against the drafter.

13.Binding on Successors. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their assigns and successors.

14.Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement shall be effective and finally executed when identical counterparts, which when taken together bear the signature of all Parties, have been delivered to counsel or representatives for all the Parties, either by e-mail in .pdf, facsimile, overnight delivery service, or U.S. mail. Copies of all or part of this Agreement, including signatures thereto, which are transmitted by facsimile or by e-mail in .pdf shall be presumed valid.

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IN WITNESS WHEREOF, the Parties duly executed this Agreement as follows:

Xxxxxxxx Company

By:	xxxxxxxxxxxx
Printed Name:	xxxxxxxxxxxx
Title:	AVD
Date:	February 13th, 2018

AdCare Health Systems, inc.

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Regional Health Properties, inc.

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

AdCare Administrative Services, llc

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Woodland Hills HC Nursing, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Woodland Hills HC Property Holdings, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

AdCare Operations, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

AdCare Administrative Services, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

APH&R Nursing LLC d/b/a Cumberland Health and Rehabilitation Center

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

APH&R Property Holdings, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Little Rock HC&R Nursing LLC d/b/a West Markham Sub Acute and Rehabilitation Center

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Little Rock HC&R Property Holdings, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Northridge HC&R Nursing, LLC d/b/a Northridge Healthcare and Rehabilitation

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Northridge HC&R Nursing property Holdings, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

Coosa Nursing ADK, LLC

By:	/s/ Brent Morrison
Printed Name:	Brent Morrison
Title:	Interim CEO
Date:	March 9th, 2018

EXHIBIT A

Exhibit 10.8

AdCare Balance Sheet Detail

For more information, visit www.regionalhealthproperties.com.